UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 3, 2004


                    HQ SUSTAINABLE MARITIME INDUSTRIES, INC.
               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                     0-18980                62-1407522
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(State or Other Jurisdiction of       (Commission            (IRS Employer
        Incorporation)                File Number)        Identification Number)


Wall Street Center, 14 Wall Street, 20th Floor, New York, New York      10005
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          (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (212) 618-1712
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                Section 1 -- Registrant's Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.


As used in this report, the terms "we", "us", "our", "our company" or "HQSM" refer to HQ Sustainable Maritime Industries, Inc., a Delaware corporation.

On December 2, 2004, our board of directors ratified grants of non-qualified stock options to purchase shares of our common stock under our Stock Option Plan (the "Plan") to some of our executive officers and directors, as well as to several of our employees, as further detailed in this current report on Form 8-K. Each of these new stock options has up to a ten-year term, is subject to the terms and conditions of the Plan, and is priced at $0.28, which represents the fair market value as of the initial grant date of November 23, 2004.

Specifically, Norbert Sporns, our Chief Executive Officer, President and director, received 500,000 stock options. Lillian Wang, the Chairman of our board of directors, received 500,000 stock options. Harry Wang, our Chief Operating Officer, director and brother of Ms. Wang, received 500,000 stock options; and Fusheng Wang, our director, Honorary Chairman and father of Ms. Wang, received 1,000,000 stock options. Together, Norbert Sporns, Harry Wang and Lillian Wang also indirectly control the majority of capital stock of HQSM. The stock options granted to each of them, as well as to Fusheng Wang, were fully vested when granted. In addition, our Chief Financial Officer, Jean-Pierre Dallaire, received 200,000 stock options. Mr. Dallaire's options are vested immediately as to 50% of the grant, with the remaining 50% vesting as follows:
1/3 on June 16, 2005, 1/3 on June 16, 2006, and the remaining 1/3 on June 16, 2007.

Further, our board of directors ratified grants of stock options to thirteen other employees of HQSM. These stock options are vested immediately as to 50% of each individual grant, with the remaining 50% vesting as follows: 1/3 on June 16, 2005, 1/3 on June 16, 2006, and the remaining 1/3 on June 16, 2007. In the case of one of the employees, the stock options were fully vested when granted.

Our board of directors believes that these stock option grants will help our company to continue to attract, retain and incentivize our employees, directors and executive officers. In connection with these grants, our board of directors reserved 5,000,000 shares for issuance under the Plan. In addition, pursuant to the provisions of the Plan, our board of directors delegated the full power and authority to administer the Plan, in accordance with its terms, to our Compensation Committee presently consisting of Norbert Sporns, Fred Bild, an independent director, and Daniel Too, also an independent director of HQSM.



                 Section 9 -- Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

Not applicable.

         (b)      Pro Forma Financial Information.

Not applicable.

         (c)      Exhibits.

10.1     Form of Stock Option Grant Notice.

10.2     Form of Option Agreement.

10.3     Form of Exercise Agreement.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        HQ SUSTAINABLE MARITIME INDUSTRIES, INC.
                                        (Registrant)


Date:  December 3, 2004
                                         /s/ Norbert Sporns
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                                        Norbert Sporns
                                        Chief Executive Officer and President